ITEM 77Q(a) - COPIES OF ALL
MATERIAL AMENDMENTS TO
THE REGISTRANT'S CHARTER
OR BY-LAWS



Federated Core Trust

Amendment No. 11
to the Declaration of Trust
dated August 21, 1996

	This Declaration of Trust is amended as
follows:

	Strike Section 5 of Article III and
replace it with the following:

	Section 5.  Establishment and
Designation of Series. Without limiting the authority of the Trustees set forth in Article XIII,
Section 7, inter alia, to establish and designate any additional Series or to modify the rights and preferences of any existing Series, the Series shall be, and are established and designated as,

Emerging Markets Core Fund
Federated Bank Loan Core Fund
Federated Mortgage Core Portfolio
High-Yield Bond Portfolio


		The undersigned hereby certify
that the above Amendment is a true and correct
Amendment to the Declaration of Trust, as
adopted by the Board of Trustees at a meeting
on the 10th day of February, 2016, to become
effective on the     1st   day of
    March 2016 .

	WITNESS the due execution hereof this
10th day of February, 2016.



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